Exhibit 10.2

鼎虹电子大楼相关租赁合同补充协议

Amendment to Dinghong Building Lease Agreements

上海鼎虹电子有限公司，法定地址：上海市松江区新桥镇陈春路999号（“甲方”）

Shanghai Dinghong Electronic Co. Ltd., Address: 999, Chenchun Rd, Xingqiao Township, Songjiang District, Shanghai. (Party A)

上海凯虹电子有限公司，法定地址：上海市松江区新桥镇陈春路999号5幢（“乙方”）

SKE, Address: Building 5, 999, Chenchun Rd, Xingqiao Township, Songjiang District, Shanghai. (Party B)

甲方和乙方合称为双方，分别称为甲乙一方。

Party A and Party B are collectively referred to as the Parties, respectively, a Party.

鉴于甲乙双方就上海市松江区375号地块签署#1楼，#2楼等相关租赁合同（“租赁合同”，详细名称与合同编号如附件）;

WHEREAS the Parties have signed lease agreements relating to the Building #1, #2 and so on at the Shanghai Songjiang No. 375 Land Block ("Lease Agreements", the detailed names and agreement numbers as attached herein);

鉴于甲乙双方同意修改租赁合同，根据有关法律规定，甲乙双方经平等友好协商，一致同意订立本修改协议如下条款，作为对租赁合同的修改和补充：

WHEREAS the Parties agree to amend the Lease Agreements, pursuant to the relevant laws, Party A and Party B have agreed to enter into the following clauses of this amendment agreement as amendment and supplement to the Lease Agreements as follows:

1.	甲方和乙方之间在本修改协议生效前的所有的有效租赁合同( 包括但不限于租金不受本补充协议影响的部分，如危险品仓库租赁合同LE-

Exhibit 10.2

0301/0401与涵盖在租赁合同LE-0403/0406中的综合楼1F)，除另有特别约定外（如涵盖在租赁合同LE-0403/0406中的六层男生宿舍楼），所有租赁期一律修改为5年，从2019年1月1 日起至2023年12月31 日止。原相关租赁合同有关期间部分，也相应修改。

1. All valid lease agreements between Party A and Party B prior to this amendment agreement (including but not limited to premises within those lease agreements whose rents would not be affected by this amendment agreement, such as the Dangerous Goods Warehouse Leasing Agreement as LE-0301/0401 and the first floor of the General Building covered in the lease contract of LE-0403/0406), unless otherwise specified (such as the six-floor male dormitory building covered in the lease agreement of LE-0403/0406), all lease term are hereby modified to 5 years, beginning from January 1, 2019 to December 31, 2023. The relevant portion(s) of the original related leasing agreements shall also be amended accordingly.

2.	除租赁合同另有约定外，租赁房屋配套的场地使用费，每月总计32,686.85人民币，由乙方负责承担。相关税费，包括但不限于房产税，所得税，印花税，按政府规定，应由甲方负责承担。

2. Unless otherwise specified on the Lease Agreements,  the facilities fee of will be a total of RMB 32,686.85 per month that shall be borne by the Party B. The Part A shall be responsible to all related taxes, including but not limited to property tax, income tax, stamp duty according to government regulations.

3.	原租赁合同关于租金部分删除，修改如下：（关于租金部分，在执行过程中，如有疑义，双方应以诚实信用原则，参照附件一的Excel文件处理）。

3. The rent of each lease agreement shall be modified as follows: (in case of any dispute relating to the amount of the rent, during the course of performance of this amendment agreement, the Parties shall act in the principle of good faith by referring to the excel sheet within the Annex I).

Exhibit 10.2

a.	1#楼租金-#1B （合同编号SKE-LE-0101）：每月租金70,238.22人民币。

Building #1 Rent- #1B (Agreement docket number SKE-LE-0101): monthly rent, RMB 70,238.22.

b.	1#楼租金-#6B（合同编号SKE-LE-0101）：每月租金3,034.00人民币。

Building #1 Rent- #6B (Agreement docket number SKE-LE-0101): monthly rent, RMB 3,034.00.

c.	1#楼租金-Visitors Room（合同编号SKE-LE-0101）：每月租金2,431.44人民币。

Building #1 Rent- Visitors Room (Agreement docket number SKE-LE-0101): monthly rent, RMB 2,431.44.

d.	1#楼租金-Cond. Room（合同编号SKE-LE-0101）：每月租金1,823.58人民币。

Building #1 Rent-Cond. Room (Agreement docket number SKE-LE-0101):  monthly rent, RMB 1,823.58.

e.	1#楼租金-Comp Air（合同编号SKE-LE-0101）：每月租金2,735.37人民币。

Building #1 Rent- Comp Air (Agreement docket number SKE-LE-0101): monthly rent, RMB 2,735.37.

f.	2#A楼1F （合同编号SKE-LE-0201/0202）：每月租金71,630.22人民币。

1F, Building #2A (Agreement docket number SKE-LE-0201/0202): monthly rent, RMB 71,630.22.

g.	2#A楼2F, #2B楼1F （合同编号SKE-LE-0301）：每月租金74,946.10人民币。

2F, Building 1#A; 1F, Building #2B (Agreement docket number SKE-LE-0301): monthly rent, RMB 74,946.10.

h.	2#A楼3F（合同编号SKE-LE-0401）：每月租金62,831.45人民币。

Exhibit 10.2

3F, Building 2#A (Agreement docket number SKE-LE-0401): monthly rent, RMB 62,831.45.

i.	2#楼附属设施变电站（合同编号SKE-LE-0301）：每月租金10,473.43人民币。2#楼附属设施混气站（合同编号SKE-LE-0301）：每月租金12,535.61人民币。

Transformer Substation annexed to Building 2# (Agreement docket number SKE-LE-0301): monthly rent, RMB 10,473.43. Gas Mixing Station annexed to Building 2# (Agreement docket number SKE-LE-0301): monthly rent, RMB 12,535.61.

j.	发电机房（合同编号SKE-LE-0405）：每月租金5,242.79人民币。

Electricity Power Room (Agreement docket number SKE-LE-0405): monthly rent, RMB 5,242.79.

k.	综合楼2F（合同编号SKE-LE-0406）：每月租金32,672.48人民币

2F, Multifunctional Building (Agreement docket number SKE-LE-0406): monthly rent, RMB 32,672.48.

l.	小别墅：每月租金13,800人民币。

Little Villa: monthly rent, RMB 13,800.

4.	原租赁合同关于物业管理费,修改为每月总计69,245.99人民币。

4.  The property management fees within Lease Agreements shall be revised as a total of 69,245.99 per month.

5.	租赁合同其他部分和条款不变。

5. All the other terms and conditions remain the same.

甲方：上海鼎虹电子有限公司乙方：上海凯虹电子有限公司

Exhibit 10.2

授权代表签名：授权代表签名：

公司印章: 公司印章:

日期：日期：

Party A: Shanghai Dinghong Elec. Co. Ltd.Party B: SKE

Duly Authorized Representative: Duly Authorized Representative:

/s/ Xuejun Qiu /s/ Justin Kong

Company Stamp: Company Stamp:

Date:Date: